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                                                                     EXHIBIT 24

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Corporate Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Largo and State of Florida on this 17th day of June, 1998.

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

(SEAL)                                             WRL Series Life Corporate Account
                                                   -----------------------------------------------------
                                                   Registrant
                                                   Western Reserve Life Assurance Co. of Ohio
                                                   -----------------------------------------------------
                                                   Depositor

ATTEST:

--------------------------------------------         -------------------------------------------------
             Thomas E. Pierpan                                        John R. Kenney
    Vice President, Assistant Secretary                           Chairman of the Board,
       and Associate General Counsel                       Chief Executive Officer and President
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                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints THOMAS E. PIERPAN, PRISCILLA HECHLER, ALAN M. YAEGER, PETER H. GILMAN, and FREDERICK J. GARLAND, JR. and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                 SIGNATURE AND TITLE                                              DATE
                 -------------------                                              ----

                                                                                     , 1998
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    John R. Kenney, Chairman of the Board, Chief
           Executive Officer and President

                                                                                     , 1998
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  Allan J. Hamilton, Vice President, Treasurer and
                     Controller

                                                                                     , 1998
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Alan M. Yaeger, Executive Vice President, Actuary and
               Chief Financial Officer
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
                 SIGNATURE AND TITLE                                              DATE
                 -------------------                                              ----

                 /s/ PATRICK S. BAIRD                                         June 26, 1998
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             Patrick S. Baird, Director

                                                                                     , 1998
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              James R. Walker, Director

                                                                                     , 1998
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             Lyman H. Treadway, Director

                                                                                     , 1998
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             Jack E. Zimmerman, Director

                                                                                     , 1998
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            Signed by:
                 as Attorney-in-fact
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